INTERCOMPANY DEMAND NOTE



US$56,861,000                                                   May 9, 1995



          FOR VALUE RECEIVED, P.P.M., S.A., a societe anonyme organized under the laws of the Republic of France (together with its successors, the "Borrower"), promises to pay to the order of TEREX CORPORATION, a Delaware corporation ("Terex" and, together with its successors and assigns, the "Company"), at the Company's offices at 500 Post Road East, Westport, Connecticut 06880, United States of America, or such other address as the holder hereof shall have designated to the Borrower, ON DEMAND, the principal amount of FIFTY-SIX MILLION EIGHT HUNDRED SIXTY-ONE THOUSAND UNITED STATES DOLLARS (US$56,861,000), together with all accrued and unpaid interest hereon. Interest on the unpaid principal amount hereof shall be accrued at a rate per annum equal to 9%. This Note may not be prepaid by the Borrower prior to demand.

          Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Security and Pledge Agreement (as hereinafter defined).

          All payments of principal of and interest on this Intercompany Demand Note shall be payable in lawful currency of the United States of America, in immediately available funds.

          This Intercompany Demand Note is the PPM France Note referred to in that certain Security and Pledge Agreement, dated as of May 9, 1995 (together with all amendments, modifications, restatements and supplements from time to time thereto, the "Security and Pledge Agreement"), between Terex and United States Trust Company of New York as collateral agent (the "Collateral Agent"), to which Security and Pledge Agreement reference is hereby made for a statement of terms and provisions pursuant to which this Intercompany Demand Note has been pledged to the Collateral Agent for the benefit of the Secured Parties as security for the Secured Obligations. Payment of this Intercompany Demand Note is secured by certain mortgages and other security documents, and reference is hereby made thereto for a description of the properties mortgaged, pledged and assigned, the nature and extent of the collateral subject thereto and the rights of the parties to such mortgages and other security documents in respect of such collateral.

          In addition to and not in limitation of the foregoing or the provisions of any other agreement to which the Borrower, the Company or any subsidiary of the Company may be a party, the Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Intercompany Demand Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

          No delay on the part of the Company or any other holder of this Intercompany Demand Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Intercompany Demand Note shall in any event be effective unless the same shall be in writing and signed and delivered by the Company or any other holder hereof.

          The Borrower acknowledges that this Intercompany Demand Note has been pledged by Terex to the Collateral Agent to secure the Secured Obligations pursuant to the Security and Pledge Agreement and that, in connection therewith, Terex has assigned its rights hereunder to the Collateral Agent as additional security therefor. The Borrower further acknowledges that prior to the full and final payment of the Secured Obli-gations, the Collateral Agent shall be and remain, for all purposes, the holder hereof, and shall (subject to the terms of the Security and Pledge Agreement) have the sole right to give consents, agree to amendments, waivers and modifications, make demands and take other actions permitted of the Company or the holder under this Intercompany Demand Note.

          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, notice of dishonor and notice of the existence, creation or nonpayment of all or any of the loans or advances evidenced hereby.

          THIS INTERCOMPANY DEMAND NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Address:                           P.P.M., S.A.


                                   By:_________________________
                                      Name:
                                      Title:


                                   By:_________________________
                                      Name:
                                      Title:


               Pay to the order of ____________________________

                                   TEREX CORPORATION


                                   By:_________________________
                                      Name:
                                      Title:

                         INTERCOMPANY DEMAND NOTE



US$13,360,000                                                   May 9, 1995



          FOR VALUE RECEIVED, Terex Cranes, Inc., a Delaware corporation (together with its successors, the "Borrower"), promises to pay to the order of TEREX CORPORATION, a Delaware corporation ("Terex" and, together with its successors and assigns, the "Company"), at the Company's offices at 500 Post Road East, Westport, Connecticut 06880, United States of America, or such other address as the holder hereof shall have designated to the Borrower, ON DEMAND, the principal amount of THIRTEEN MILLION THREE HUNDRED SIXTY THOUSAND UNITED STATES DOLLARS (US$13,360,000), together with all accrued and unpaid interest hereon. Interest on the unpaid principal amount hereof shall be accrued at a rate per annum equal to 13.5%. This Note may not be prepaid by the Borrower prior to demand.

          Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Security and Pledge Agreement (as hereinafter defined).

          All payments of principal of and interest on this Intercompany Demand Note shall be payable in lawful currency of the United States of America, in immediately available funds.

          This Intercompany Demand Note is the Terex Cranes Note referred to in that certain Security and Pledge Agreement, dated as of May 9, 1995 (together with all amendments, modifications, restatements and supplements from time to time thereto, the "Security and Pledge Agreement"), between Terex and United States Trust Company of New York as collateral agent (the "Collateral Agent"), to which Security and Pledge Agreement reference is hereby made for a statement of terms and provisions pursuant to which this Intercompany Demand Note has been pledged to the Collateral Agent for the benefit of the Secured Parties as security for the Secured Obligations. Payment of this Intercompany Demand Note is secured by certain mortgages and other security documents, and reference is hereby made thereto for a description of the properties mortgaged, pledged and assigned, the nature and extent of the collateral subject thereto and the rights of the parties to such mortgages and other security documents in respect of such collateral.

          In addition to and not in limitation of the foregoing or the provisions of any other agreement to which the Borrower, the Company or any subsidiary of the Company may be a party, the Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Intercompany Demand Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

          No delay on the part of the Company or any other holder of this Intercompany Demand Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Intercompany Demand Note shall in any event be effective unless the same shall be in writing and signed and delivered by the Company or any other holder hereof.

          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, notice of dishonor and notice of the existence, creation or nonpayment of all or any of the loans or advances evidenced hereby.

          THIS INTERCOMPANY DEMAND NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Address:                           TEREX CRANES, INC.



                                   By:_________________________
                                      Name:  Ronald DeFeo
                                      Title: Vice President


                                   By:_________________________
                                      Name:  Marvin B. Rosenberg
                                      Title: Secretary


               Pay to the order of ____________________________

                                   TEREX CORPORATION



                                   By:_________________________
                                      Name:  Marvin B. Rosenberg
                                      Title: Secretary

                         INTERCOMPANY DEMAND NOTE



US$733,000                                                      May 9, 1995



          FOR VALUE RECEIVED, PPM Krane GmbH, a Gesellschaft mit beschrankter Haftung organized under the laws of the Federal Republic of Germany (together with its successors, the "Borrower"), promises to pay to the order of TEREX CORPORATION, a Delaware corporation ("Terex" and, together with its successors and assigns, the "Company"), at the Company's offices at 500 Post Road East, Westport, Connecticut 06880, United States of America, or such other address as the holder hereof shall have designated to the Borrower, ON DEMAND, the principal amount of SEVEN HUNDRED THIRTY-THREE THOUSAND UNITED STATES DOLLARS (US$733,000), together with all accrued and unpaid interest hereon. Interest on the unpaid principal amount hereof shall be accrued at a rate per annum equal to 13.5%. This Note may not be prepaid by the Borrower prior to demand.

          Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Security and Pledge Agreement (as hereinafter defined).

          All payments of principal of and interest on this Intercompany Demand Note shall be payable in lawful currency of the United States of America, in immediately available funds.

          This Intercompany Demand Note is the PPM Krane Note referred to in that certain Security and Pledge Agreement, dated as of May 9, 1995 (together with all amendments, modifications, restatements and supplements from time to time thereto, the "Security and Pledge Agreement"), between Terex and United States Trust Company of New York as collateral agent (the "Collateral Agent"), to which Security and Pledge Agreement reference is hereby made for a statement of terms and provisions pursuant to which this Intercompany Demand Note has been pledged to the Collateral Agent for the benefit of the Secured Parties as security for the Secured Obligations. Payment of this Intercompany Demand Note is secured by certain mortgages and other security documents, and reference is hereby made thereto for a description of the properties mortgaged, pledged and assigned, the nature and extent of the collateral subject thereto and the rights of the parties to such mortgages and other security documents in respect of such collateral.

          In addition to and not in limitation of the foregoing or the provisions of any other agreement to which the Borrower, the Company or any subsidiary of the Company may be a party, the Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Intercompany Demand Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

          No delay on the part of the Company or any other holder of this Intercompany Demand Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Intercompany Demand Note shall in any event be effective unless the same shall be in writing and signed and delivered by the Company or any other holder hereof.

          The Borrower acknowledges that this Intercompany Demand Note has been pledged by Terex to the Collateral Agent to secure the Secured Obligations pursuant to the Security and Pledge Agreement and that, in connection therewith, Terex has assigned its rights hereunder to the Collateral Agent as additional security therefor. The Borrower further acknowledges that prior to the full and final payment of the Secured Obligations, the Collateral Agent shall be and remain, for all purposes, the holder hereof, and shall (subject to the terms of the Security and Pledge Agreement) have the sole right to give consents, agree to amendments, waivers and modifications, make demands and take other actions permitted of the Company or the holder under this Intercompany Demand Note.

          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, notice of dishonor and notice of the existence, creation or nonpayment of all or any of the loans or advances evidenced hereby.

          THIS INTERCOMPANY DEMAND NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Address:                           PPM KRANE GMBH


                                   By:_________________________
                                      Name:
                                      Title:


                                   By:_________________________
                                      Name:
                                      Title:


               Pay to the order of ____________________________

                                   TEREX CORPORATION


                                   By:_________________________
                                      Name:  Marvin B. Rosenberg
                                      Title: Secretary

                         INTERCOMPANY DEMAND NOTE



US$21,200,000                                                   May 9, 1995



          FOR VALUE RECEIVED, PPM Cranes, Inc., a Delaware corporation (together with its successors, the "Borrower"), promises to pay to the order of TEREX CORPORATION, a Delaware corporation ("Terex" and, together with its successors and assigns, the "Company"), at the Company's offices at 500 Post Road East, Westport, Connecticut 06880, United States of America, or such other address as the holder hereof shall have designated to the Borrower, ON DEMAND, the principal amount of TWENTY-ONE
MILLION TWO HUNDRED THOUSAND UNITED STATES DOLLARS (US$21,200,000), together with all accrued and unpaid interest hereon. Interest on the unpaid principal amount hereof shall be accrued at a rate per annum equal to 13.5%. This Note may not be prepaid by the Borrower prior to demand.

          Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Security and Pledge Agreement (as hereinafter defined).

          All payments of principal of and interest on this Intercompany Demand Note shall be payable in lawful currency of the United States of America, in immediately available funds.

          This Intercompany Demand Note is the PPM U.S. Note referred to in that certain Security and Pledge Agreement, dated as of May 9, 1995 (together with all amendments, modifications, restatements and supplements from time to time thereto, the "Security and Pledge Agreement"), between Terex and United States Trust Company of New York as collateral agent (the "Collateral Agent"), to which Security and Pledge Agreement reference is hereby made for a statement of terms and provisions pursuant to which this Intercompany Demand Note has been pledged to the Collateral Agent for the benefit of the Secured Parties as security for the Secured Obligations. Payment of this Intercompany Demand Note is secured by certain mortgages and other security documents, and reference is hereby made thereto for a description of the properties mortgaged, pledged and assigned, the nature and extent of the collateral subject thereto and the rights of the parties to such mortgages and other security documents in respect of such collateral.

          In addition to and not in limitation of the foregoing or the provisions of any other agreement to which the Borrower, the Company or any subsidiary of the Company may be a party, the Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Intercompany Demand Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

          No delay on the part of the Company or any other holder of this Intercompany Demand Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Intercompany Demand Note shall in any event be effective unless the same shall be in writing and signed and delivered by the Company or any other holder hereof.

          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, notice of dishonor and notice of the existence, creation or nonpayment of all or any of the loans or advances evidenced hereby.

          THIS INTERCOMPANY DEMAND NOTE SHALL BE CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Address:                           PPM CRANES, INC.



                                   By:_________________________
                                      Name:  Ronald DeFeo
                                      Title: Vice President


                                   By:_________________________
                                      Name:  Marvin B. Rosenberg
                                      Title: Secretary


               Pay to the order of ____________________________

                                   TEREX CORPORATION



                                   By:_________________________
                                      Name:  Marvin B. Rosenberg
                                      Title: Secretary

                    INTERCOMPANY DEMAND NOTE



US$733,000                                            May 9, 1995



          FOR VALUE RECEIVED, Baulift Baumaschinen und Krane Handels-GmbH, a Gesellschaft mit beschrankter Haftung organized under the laws of the Federal Republic of Germany (together with its successors, the "Borrower"), promises to pay to the order of TEREX CORPORATION, a Delaware corporation ("Terex" and, together with its successors and assigns, the "Company"), at the Company's offices at 500 Post Road East, Westport, Connecticut 06880, United States of America, or such other address as the holder hereof shall have designated to the Borrower, ON DEMAND, the principal amount of SEVEN HUNDRED THIRTY-THREE THOUSAND UNITED STATES DOLLARS (US$733,000), together with all accrued and unpaid interest hereon. Interest on the unpaid principal amount hereof shall be accrued at a rate per annum equal to 13.5%. This Note may not be prepaid by the Borrower prior to demand.

          Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Security and Pledge Agreement (as hereinafter defined).

          All payments of principal of and interest on this Intercompany Demand Note shall be payable in lawful currency of the United States of America, in immediately available funds.

          This Intercompany Demand Note is the Baulift Note referred to in that certain Security and Pledge Agreement, dated as of May 9, 1995 (together with all amendments, modifications, restatements and supplements from time to time thereto, the "Security and Pledge Agreement"), between Terex and United States Trust Company of New York as collateral agent (the "Collateral Agent"), to which Security and Pledge Agreement reference is hereby made for a statement of terms and provisions pursuant to which this Intercompany Demand Note has been pledged to the Collateral Agent for the benefit of the Secured Parties as security for the Secured Obligations. Payment of this Intercompany Demand Note is secured by certain mortgages and other security documents, and reference is hereby made thereto for a description of the properties mortgaged, pledged and assigned, the nature and extent of the collateral subject thereto and the rights of the parties to such mortgages and other security documents in respect of such collateral.

          In addition to and not in limitation of the foregoing or the provisions of any other agreement to which the Borrower, the Company or any subsidiary of the Company may be a party, the Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Intercompany Demand Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

          No delay on the part of the Company or any other holder of this Intercompany Demand Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Intercompany Demand Note shall in any event be effective unless the same shall be in writing and signed and delivered by the Company or any other holder hereof.

          The Borrower acknowledges that this Intercompany Demand Note has been pledged by Terex to the Collateral Agent to secure the Secured Obligations pursuant to the Security and Pledge Agreement and that, in connection therewith, Terex has assigned its rights hereunder to the Collateral Agent as additional security therefor. The Borrower further acknowledges that prior to the full and final payment of the Secured Obligations, the Collateral Agent shall be and remain, for all purposes, the holder hereof, and shall (subject to the terms of the Security and Pledge Agreement) have the sole right to give consents, agree to amendments, waivers and modifications, make demands and take other actions permitted of the Company or the holder under this Intercompany Demand Note.

          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, notice of dishonor and notice of the existence, creation or nonpayment of all or any of the loans or advances evidenced hereby.

          THIS INTERCOMPANY DEMAND NOTE SHALL BE CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Address:                           BAULIFT BAUMASCHINEN UND KRANE
                                   HANDELS-GMBH


                                   By:_________________________
                                      Name:
                                      Title:


                                   By:_________________________
                                      Name:
                                      Title:


               Pay to the order of ____________________________

                                   TEREX CORPORATION


                                   By:_________________________
                                      Name:  Marvin B. Rosenberg
                                      Title: Secretary